SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  August 18, 1997
                                                        ----------------


                          Advanced NMR Systems, Inc.
     ------------------------------------------------------------------
            (Exact name or registrant as specified in its charter)



               Delaware                  0-11914            22-2457487
     ------------------------------    ------------     ------------------
     (State or other jurisdiction of   (Commission      (IRS Employer
     incorporation or organization)    File Number)     Identification No.)


            46 Jonspin Road, Wilmington, Massachusetts        01887
     -------------------------------------------------      ----------
             (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code:   (508) 657-8876
                                                          ----------------


                                       N/A
          ------------------------------------------------------------------
            (Former name or former address, if changed since last report)

           ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
                     ------------------------------------

                On August 18, 1997, Advanced NMR Systems, Inc. ("ANMR") entered into agreements with the General Electric Company ("GE") whereby (i) GE purchased all of ANMR's inventory, equipment and other assets and assumed related liabilities relating to the 3T, 4T and InstaScan business for $2,432,580 in cash, (ii) GE purchased 27,000 shares of newly issued Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") for $2,700,000, (iii) ANMR and GE entered into a license agreement pursuant to which ANMR granted certain license rights to GE; and (iv) ANMR and GE entered into releases of any claims either may have had against the other.

                ANMR and GE had previously collaborated in the development of the purchased MRI systems. Also, as part of the purchase, GE acquired the servicing of these systems along with the servicing of the previously installed InstaScan systems.

                The Series B Preferred Stock consists of 27,000 shares, ranks senior to any other shares of Advanced ANMR preferred stock which may be created and the Advanced ANMR Common Stock, has a liquidation value of $100.00 per share, plus accrued and unpaid dividends, is non-voting except if ANMR proposes an amendment to its Certificate of Incorporation which would adversely affect the rights of the holders of the Series B Preferred Stock, and is initially convertible into 11,597,930 shares of ANMR Common Stock, subject to customary anti-dilution provisions, commencing on August 18, 1998, or earlier upon a change of control of ANMR. A change of control is defined as:
           (i) the ownership of 45% or more of the outstanding shares of ANMR Common Stock; (ii) the sale of substantially all of the assets of ANMR; or (iii) the election of an ANMR board of directors, the majority of whose members had not been nominated by a majority of the members of the previous board of directors. In the event that at the time GE seeks to convert its Series B Preferred Stock there are not enough authorized but unissued shares of ANMR Common Stock available to issue to GE upon such conversion, GE has the right to redeem its Series B Preferred Stock for $100 per share. No fixed dividends are payable on the Series B Preferred Stock, except that if a dividend is paid on the ANMR Common Stock, dividends are paid on the shares of Series B Preferred Stock as if they were converted into shares of ANMR Common Stock.

           ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
                     ---------------------------------

                     (b)  Pro Forma Condensed Financial Information

                The following unaudited pro forma condensed financial statements set forth the financial position as of June 30,

           1997, as if the GE transaction had occurred on that date, and the results of operations for the twelve months ended September 30, 1996 and the nine months ended June 30, 1997, as if the merger of Medical Diagnostics Inc., a former subsidiary of ANMR ("MDI") with a subsidiary of US Diagnostic Inc. had occurred as of October 1, 1995. The pro forma condensed financial statements do not purport to represent what ANMR's financial position or results of operations would actually have been if the acquisition had occurred on October 1, 1995, or to project ANMR's financial position or results of operations for any future date or period. The financial statements filed under part (a) of this item should be read in conjunction with these pro forma condensed financial statements.

                (c) Exhibits

                     3. Certificate of Designations, Powers, Preferences and Rights of Series B Convertible Redeemable Preferred Stock of ANMR filed with the Secretary of State of the State of Delaware on August 18, 1997

                    10.1 Purchase Agreement dated August 18, 1997 between ANMR and GE

                    10.2 Registration Rights Agreement dated August 18, 1997 between ANMR and GE

                    10.3 Stockholders' Agreement dated August 18, 1997 between ANMR and GE

                    10.4 Settlement and Release dated August 18, 1997 between ANMR and GE

                    10.5 License Agreement dated August 18, 1997 between ANMR and GE

                    99    Press Release of ANMR dated August 19, 1997

                              ADVANCED NMR SYSTEMS, INC.
                          PRO FORMA CONDENSED BALANCE SHEET
                                    (In Thousands)
                                     (Unaudited)


                                          As of June 30, 1997
                                        -----------------------
                                        Historical   Pro Forma
                                        ----------   ----------
                                         Advanced
                                           NMR           GE
                                         Systems    Transaction
                                           Inc.     Adjustments     Pro Forma
                                         --------   -----------     ---------
          ASSETS
          Current assets:
            Cash and cash equivalents     5,913         5,132         11,045
            Cash, restricted              1,722                        1,722
            Accounts receivable           2,780                        2,967
            Inventories                     482          (482)             0
            Other current assets            217                          217
                                         ------       -------        -------
                                         11,114         4,650         20,488
                                        -------       -------        -------

          Equipment, building,
           furniture & leasehold
           improvements                     956          (147)           808
          Goodwill, net                   2,418                        2,418
          Investments in and advances
           to unconsolidated
           subsidiary                     1,332                        1,332
          Other                             165                          165
                                        -------      --------        -------

          TOTAL ASSETS                   15,985         4,503         20,488
                                        =======      ========        =======

          LIABILITIES AND
           STOCKHOLDERS' EQUITY
          Current Liabilities:
            Accounts Payable                664                          664
            Accrued Expenses              1,271                        1,271
            Other current liabilities        41                           41
            Current portion of long-
             term debt and capital          676          (121)           555
            lease obligations           -------      --------        -------
                Total current             2,652          (121)         2,531
                  liabilities           -------      --------        -------

          Long-term debt and capital
          lease obligations, less
             current portion                513           (72)           441

          Stockholders' equity:
            Preferred stock                             2,700          2,700
            Common stock                    437                          437
            Additional paid-in
             capital                     55,776                       55,776
            Accumulated deficit         (43,391)        1,996        (41,395)
                                      ---------      --------        -------
                                         12,822         4,696         17,516

             Less:  Treasury Stock,          (2)                          (2)
              at cost                 ---------     ---------        -------
                  Total stockholder's    12,820         4,696         17,516
                   equity             ---------     ---------        -------

          Total liabilities and          15,985         4,503         20,488
           stockholders' equity        ========     =========        =======


         The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                    (In Thousands)
                                     (Unaudited)



                                                  Nine months Ended
                                                   June 30, 1997
                                         ------------------------------------
                                         Historical          Pro Forma
                                         ----------    ----------------------

                                        Advanced NMR   MDI Sale        Pro
                                        Systems Inc.  Adjustments     Forma
                                        -----------   -----------   --------
          Revenues:
            Net patient service
             revenue                       11,608       (8,424)        3,184
            Management fees and other         287         (287)            0
                                          -------     --------       -------
              Total revenue                11,895       (8,711)        3,184
                                          -------     --------       -------

          Operating expenses:
            Cost of service
             operations                     8,269       (5,788)        2,481
            Selling, general and
             administrative                 3,045       (1,254)        1,791
            Provision for bad debt
            and collection costs              850         (657)          193
                                          -------    ---------        ------
               Total operating costs       12,164       (7,699)        4,465
                                          -------    ---------        ------

          Operating Income                   (269)      (1,012)       (1,281)

          Other income                        240                        223
          Loss on sale of Imaging
           Business                        (9,377)       9,377             0
          Interest income                     149          289           438
          Interest expense                   (950)         807          (143)
                                         --------    ---------       -------

          Loss from continuing
           operations before
           minority interest, equity
           in loss of subsidiary and
           provision for taxes            (10,207)       9,461          (746)

          Minority interest in net
           income of consolidated
           entities                          (202)         208             6
          Equity in net loss of
           subsidiary                      (1,190)                    (1,190)
                                         --------   ----------        ------

          Loss from continuing
           operations before income
           taxes                          (11,599)       9,669        (1,930)
          Provision for income taxes          (63)                        63
                                         --------   ----------        ------
          Loss from continuing
           operations                     (11,536)       9,669        (1,867)
                                        =========   ==========        ======


         The accompanying  notes are an  integral part of  these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                    (In Thousands)
                                     (Unaudited)


                                                     Twelve months Ended
                                                     September 30, 1996
                                                    --------------------
                                                         Historical
                                                        ------------
                                                        Advanced NMR
                                                        Systems Inc.
                                                        ------------
          Revenues:
               Net patient service revenue                   25,481
               Management fees and other                        653
                                                           --------
                    Total revenue                            26,134
                                                           --------

          Operating expenses:
               Cost of service operations                    16,206
               Selling, general and administrative            4,255
               Provision for bad debt and collection
               costs                                          2,126
                                                           --------
                    Total operating costs                    22,587

          Operating income from continuing                    3,547
          operations

          Other income                                          126
          Interest income                                       213
          Interest expense                                   (1,848)
                                                           --------

          Income from continuing operations before
            minority interest, equity in loss of
            subsidiary and provision for taxes                2,038

          Minority interest in net income of
            consolidated entities                            (1,006)
          Equity in net loss of subsidiary                   (2,374)
                                                           --------

          Loss from continuing opertions before
            income taxes                                     (1,342)
          Provision for income taxes                            (42)
                                                           --------

          Loss from continuing operations                    (1,384)
                                                           ========





                                                        Twelve months Ended
                                                        September 30, 1996
                                                    --------------------------
                                                            Pro Forma
                                                    --------------------------
                                                     MDI Sale
                                                     Adjustments     Pro Forma
                                                     -----------     ---------
          Revenues:
               Net patient service revenue             (20,770)        4,711
               Management fees and other                  (653)            0
                                                      --------       -------
                    Total revenue                      (21,423)        4,711
                                                      --------       -------

          Operating expenses:
               Cost of service operations              (13,237)        2,969
               Selling, general and administrative      (3,419)          836
               Provision for bad debt and collection
               costs                                    (1,738)          388
                                                      --------       -------
                    Total operating costs              (18,394)        4,193
                                                      --------       -------

          Operating income from continuing              (3,029)          518
          operations

          Other income                                    (126)            0
          Interest income                                  356           569
          Interest expense                               1,848             0
                                                      --------       -------

          Income from continuing operations before
            minority interest, equity in loss of
            subsidiary and provision for taxes            (951)        1,087

          Minority interest in net income of
            consolidated entities                          846          (160)
          Equity in net loss of subsidiary                            (2,374)
                                                      --------      --------

          Loss from continuing opertions before
            income taxes                                  (105)       (1,447)
          Provision for income taxes                                     (42)
                                                      --------      --------

          Loss from continuing operations                 (105)       (1,489)
                                                      ========      ========


        The accompanying notes  are an integral  part of these  condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)

          Note 1  Basis of Presentation

          The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, including MDI's wholly-owned subsidiaries and various majority-owned or controlled partnerships and joint ventures. All significant intercompany transactions have been eliminated in consolidation.

          The pro forma adjustments to the Pro Forma Condensed Balance Sheet reflect the GE Transaction as if it had occurred on June 30, 1997. The pro forma adjustments to the Pro Forma Condensed Statement of Operations reflect the MDI merger with USD in February 1997 as if it had occurred on October 1, 1995.

          Note 2  Pro Forma Adjustments to Pro Forma Condensed Balance
          Sheet

                                                        As of June 30, 1996
                                                        -------------------
                                                          (In Thousands,
                                                          except in text)
                                                          Debit (Credit)

         Cash                                                  5,132
         Inventory                                              (482)
         Equipment                                              (147)
         Current portion of long-term and
           capital lease obligations                             121
         Long-term debt and capital obligations,
           less current portion                                   72
         Preferred stock                                      (2,700)
         Accumulated deficit                                  (1,996)

      To reflect GE transaction as of June 30, 1997 based on following schedules.

         Sale:
           Selling price                                       2,625

         Book value of assets sold:
           Inventory                                            (482)
           Equipment                                            (147)
                                                               -----

         Gain on sale                                          1,976
                                                               =====

         Investment:
           Preferred shares issued                            27,000
           Price per share                                   $   100
                                                              ------

           Purchase price                                      2,700
                                                              ------

         Cash received:
           Selling price, above                                2,625
           Lease obligations assumed:
             Short-term lease                                   (121)
             Long-term                                           (72)

         Investment, above                                     2,700
                                                              ------

         Total cash received                                   5,132
                                                              ======

                              ADVANCED NMR SYSTEMS, INC.
                  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)


     Note 3 Pro Forma Adjustments to Pro Forma Condensed Statement of Loss

                                       Nine months ended  Twelve months ended
                                         June 30, 1996     September 30, 1996
                                       ----------------    ------------------
                                         In Thousands,    In Thousands, except
                                         except in text          in text
                                        Debit (Credit)       Debit (Credit)

      Remove income for MDI Imaging
       Services Business
         Net patient service revenue          8,424                20,770
         Management fees and other              287                   653
         Cost of service operation           (5,788)              (13,237)
         Selling, general and
          administrative                     (1,254)               (3,419)
         Provision for bad debt and
          collection costs                     (657)               (1,738)
         Other income                                                 126
         Interest income                          1                    31
         Interest expense                      (807)               (1,848)
         Minority interest in net
          income of consolidated
          subsidiaries                         (208)                 (846)


      Reverse loss on sale of MDI
       imaging business
         Loss on sale of imaging
         business                            (9,232)


      Increase in interest income
       from net proceeds
         Interest income                       (290)                 (387)

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADVANCED NMR SYSTEMS, INC.


           Dated: August 28, 1997        By:   /s/ Jack Nelson
                                             ---------------------------
                                         Name:     Jack Nelson
                                         Title:    Chairman

                                    EXHIBIT INDEX

                Exhibit             Description
                -------             -----------

                 3. Certificate of Designations, Powers, Preferences and Rights of Series B Convertible Redeemable Preferred Stock of ANMR filed with the Secretary of State of the State of Delaware on August 18, 1997

                10.1                Purchase Agreement dated August 18,
                                    1997 between ANMR and GE

                10.2 Registration Rights Agreement dated August 18, 1997 between ANMR and GE

                10.3 Stockholders' Agreement dated August 18, 1997 between ANMR and GE

                10.4 Settlement and Release dated August 18, 1997 between ANMR and GE

                10.5                License Agreement dated August 18,
                                    1997 between ANMR and GE

                99                  Press Release of ANMR dated August 19,
                                    1997